FORM OF SONDER HOLDINGS INC. 2023 INDUCEMENT EQUITY INCENTIVE PLAN NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT Capitalized terms that are not defined in this Notice of Stock Option Grant and Stock Option Agreement (the “Notice of Grant”), the Terms and Conditions of Stock Option Grant, the Non-U.S. Appendix attached hereto as Exhibit B and all other exhibits to these documents (all together, the “Agreement”) have the meanings given to them in the Sonder Holdings Inc. 2023 Inducement Equity Incentive Plan (the “Plan”). The Participant has been granted an Option according to the terms below and subject to the terms and conditions of the Plan and this Agreement: Participant Participant I.D. Grant Number Grant Date Vesting Commencement Date Number of Shares Granted Exercise Price per Share Total Exercise Price Type of Option Nonstatutory Stock Option (NSO) Expiration Date Vesting Schedule: Subject to the conditions set forth in this Agreement, this Option shall be exercisable, in whole or in part, according to the following vesting schedule (as such vesting schedule may be amended or modified from time to time in accordance with this Agreement and the Plan): [Insert vesting schedule]1 1 Example language for vesting schedule: Twenty-five percent (25%) of the Shares subject to this Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to this Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.

2 For the avoidance of doubt, in the event of any conflict, discrepancy, or inconsistency between the vesting schedule set forth above and the document or action of the Board or its authorized committee approving this Option pursuant to the Plan (the “Approval”), the Approval shall govern the initial vesting terms. Any portion of this Option that shall vest on a monthly basis per such vesting schedule shall vest on the same day of the applicable vesting month as the Vesting Commencement Date set forth above (and if there is no corresponding day, on the last day of such month), subject to Participant continuing to be a Service Provider through each such date. In addition to the vesting terms set forth above for this award, this Option’s vesting will be accelerated in accordance with any vesting acceleration provisions approved by the Administrator. If the Participant ceases to be a Service Provider for any or no reason before they fully vest in this Option, the unvested portion of this Option will terminate according to the terms of Section 4 of this Agreement. Adjustments to Vesting Schedule: Notwithstanding the aforementioned vesting schedule, in accordance with Section 11 of the Plan, unless the Administrator provides otherwise or as otherwise required by Applicable Laws, (a) the vesting schedule of this Option will be adjusted or suspended during any leave of absence in accordance with the Company’s leave of absence and/or reduced work schedule and/or part-time policy in effect at the time of such leave and (b) if, after the Grant Date of this Option, Participant commences working on a part-time or reduced work schedule basis, the vesting schedule will be adjusted in accordance with the Company’s reduced work schedule/ part-time policy then in effect. Exercise of Option: (a) This Option shall be exercisable for one (1) year after Participant ceases to be a Service Provider. (b) If a Transaction occurs, Section 14 of the Plan may further limit this Option’s exercisability. (c) This Option will not be exercisable after the Expiration Date, except as may be permitted in accordance with Section 6.8 of the Plan (which tolls expiration in very limited cases when there are legal restrictions on exercise). The Participant’s signature below (or Participant’s electronic signature or other electronic acknowledgement or acceptance of this Agreement or Award) indicates that: (i) They agree that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement, including their exhibits and appendices. (ii) They understand that the Company is not providing any tax, legal, or financial advice and is not making any recommendations regarding their participation in the Plan or their acquisition or sale of Shares.

3 (iii) They have reviewed the Plan and this Agreement, have had an opportunity to obtain the advice of personal tax, legal, and financial advisors prior to signing this Agreement, and fully understand all provisions of the Plan and Agreement. They will consult with their own personal tax, legal, and financial advisors before taking any action related to the Plan. (iv) They have read and agree to each provision of Section 10 of this Agreement. (v) They will notify the Company of any change to the contact address below. (vi) They acknowledge and agree that this Option will be subject to recoupment under any clawback policy that the Company adopts pursuant to Section 16.4 of the Plan. PARTICIPANT Signature Address:

4 EXHIBIT A TERMS AND CONDITIONS OF STOCK OPTION GRANT 1. Grant. The Company grants the Participant an Option to purchase Shares of Common Stock as described in the Notice of Grant. If there is a conflict between the Plan, this Agreement, or any other agreement with the Participant governing this Option, those documents will take precedence and prevail in the following order: (a) the Plan, (b) the Agreement, and (c) any other agreement between the Company and the Participant governing this Option. 2. Vesting. This Option will only be exercisable (also referred to as vested) under the Vesting Schedule in the Notice of Grant, Section 3 of this Agreement, or Section 14 of the Plan. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest unless the Participant continues to be a Service Provider until the time such vesting is scheduled to occur. 3. Administrator Discretion. The Administrator has the discretion to accelerate the vesting of any portion of this Option. In that case, this Option will be vested as of the date and to the extent specified by the Administrator. 4. Forfeiture upon Cessation of Status as a Service Provider. Upon the Participant’s termination as a Service Provider for any reason, this Option will immediately stop vesting and any portion of this Option that has not yet vested will be immediately forfeited for no consideration upon the date that Participant ceases to be a Service Provider for any reason, in all cases, subject to Applicable Laws. For purposes of this Option, the Participant’s status as a Service Provider will be considered to be terminated as of the date the Participant is no longer actively providing services to the Company, or if different, the Participant’s employer (the “Employer”) or the Subsidiary or Parent to which the Participant is providing services (the Employer, Subsidiary or Parent, as applicable, the “Service Recipient”) or other member of the Company Group (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is a Service Provider or the terms of the Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Administrator, the Participant’s right to vest in this Option under the Plan, if any, will terminate as of such date and the Participant’s right to exercise the Option after termination, if any, will be measured from such date, and will not be extended by any notice period (e.g., the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is a Service Provider or the terms of the Participant’s employment or service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of this Option (including whether the Participant may still be considered to be providing services while on a leave of absence). 5. Death of Participant. Any distribution or delivery to be made to the Participant under this Agreement will, if they are then deceased, be made to the administrator or executor of their estate or, if the Administrator permits, their designated beneficiary, unless otherwise required to comply with Applicable Laws. Any such transferee must furnish the Company with (a) written notice of their status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations that apply to the transfer.

5 6. Exercise of Option. (a) Right to Exercise. This Option may be exercised only before its Expiration Date and only under the Plan and this Agreement. (b) Method of Exercise. To exercise this Option, the Participant must deliver and the Administrator must receive an exercise notice according to procedures determined by the Administrator. The exercise notice must: (i) state the number of Shares as to which this Option is being exercised (“Exercised Shares”), (ii) make any representations or agreements required by the Company, (iii) be accompanied by a payment of the total exercise price for all Exercised Shares, and (iv) be accompanied by a payment of all required Tax Withholdings for all Exercised Shares. This Option is exercised when both the exercise notice and payments due under Sections 6(b)(iii) and 6(b)(iv) have been received by the Company for all Exercised Shares. The Administrator may designate a particular exercise notice to be used, but until a designation is made, the exercise notice attached to this Agreement as Exhibit C may be used. 7. Method of Payment. The Participant may pay the total exercise price for Exercised Shares by any of the following methods or a combination of methods: (a) cash; (b) check; (c) wire transfer; (d) consideration received by the Company under a formal cashless exercise program adopted by the Company; or (e) surrender of other Shares, as long as the Company determines that accepting such Shares does not result in any adverse accounting consequences to the Company. If Shares are surrendered, the value of those Shares will be the fair market value for those Shares on the date they are surrendered. A non-U.S. resident’s methods of exercise may be restricted by the terms and condition of any appendix to this Agreement for the Participant’s country (the “Appendix”).

6 8. Tax Obligations. (a) Tax Withholding. (i) No Shares will be issued to the Participant until they make satisfactory arrangements (as determined by the Administrator) for the payment of Tax Withholdings. If the Participant is a non-U.S. employee, the method of payment of Tax Withholdings may be restricted by any Appendix. If the Participant fails to make satisfactory arrangements for the payment of any Tax Withholdings under this Agreement at the time of an attempted Option exercise, the Company may refuse to honor the exercise and refuse to deliver the Shares, to the extent permitted by Applicable Laws. (ii) The Company also has the right (but not the obligation) to satisfy any Tax Withholdings: (a) by reducing the number of Shares otherwise deliverable to the Participant; (b) by requiring payment by cash or check made payable to the Company and/or any Service Recipient with respect to which the withholding obligation arises; (c) by deduction of such amount from salary, wages or other compensation payable to the Participant; or (d) in any combination of the foregoing, or any other method determined by the Administrator to be compliance with Applicable Laws. (iii) The Company may withhold or account for Tax Withholdings by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Participant’s jurisdiction(s). In the event of over-withholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock), or if not refunded, the Participant may seek a refund from the local tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax Withholdings directly to the applicable tax authority or to the Company and/or the Employer(s). If the obligation for Tax Withholdings is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares exercised, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax Withholdings. (iv) Further, if the Participant is subject to taxation in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, the Company or the Employer(s) or former Employer(s) may withhold or account for tax in more than one jurisdiction. (v) Regardless of any action of the Company or the Employer(s), the Participant acknowledges that the ultimate liability for all Tax Withholdings and any and all additional taxes related to the Option, the Shares or other amounts or property delivered under the Option and the Participant’s participation in the Plan is and remains their responsibility and may exceed the amount actually withheld by the Company or the Employer(s). The Participant further acknowledges that the Company and the Employer(s) (1) make no representations or undertakings regarding the treatment of any Tax Withholdings in connection with any aspect of this Option; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate their liability for Tax Withholdings or achieve any particular tax result. (vi) For U.S. taxpayers, under Code Section 409A, a stock right (such as this Option) that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on

7 the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (1) income recognition by the recipient of the stock right prior to the exercise of the stock right, (2) an additional 20% U.S. federal income tax, and (3) potential penalty and interest charges. The “discount option” may also result in additional U.S. state income, penalty and interest tax to the recipient of the stock right. Participant is hereby notified that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the Grant Date in a later examination. Participant is hereby notified that if the IRS determines that this Option was granted with a per Share exercise price that was less than the fair market value of a Share on the Grant Date, Participant shall be solely responsible for Participant’s costs related to such a determination. 9. Rights as Stockholder. The Participant’s or any other person’s rights as a stockholder of the Company (including the right to vote and to receive dividends and distributions) will not begin until Shares have been issued and recorded on the records of the Company or its transfer agents or registrars. 10. Acknowledgements and Agreements. The Participant’s signature on the Notice of Grant accepting this Option indicates that: (a) THEY ACKNOWLEDGE AND AGREE THAT THE VESTING OF THIS OPTION IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AND THAT BEING HIRED, GRANTED THIS OPTION, AND EXERCISING THIS OPTION WILL NOT RESULT IN VESTING. (b) THEY FURTHER ACKNOWLEDGE AND AGREE THAT THIS OPTION AND AGREEMENT DO NOT CREATE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH THEIR RIGHT OR THE RIGHT OF THE EMPLOYER(S) TO TERMINATE THEIR RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO APPLICABLE LAWS. (c) The Participant agrees that this Agreement and its incorporated documents reflect all agreements on its subject matters and that they are not accepting this Agreement based on any promises, representations, or inducements other than those reflected in the Agreement. (d) The Participant understands that exercise of this Option is governed strictly by Sections 6, 7, and 8 of this Agreement and that failure to comply with those Sections could result in the expiration of this Option, even if an attempt was made to exercise. (e) The Participant agrees that the Company’s delivery of any documents related to the Plan or this Option (including the Plan, the Agreement, the Plan’s prospectus and any reports of the Company provided generally to the Company’s stockholders) to them may be made by electronic delivery, which may include but does not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail, or any other means of electronic delivery specified by the Company. If the attempted electronic delivery of such documents fails, the Participant will be provided with a paper copy of the documents. The Participant acknowledges that they may receive from the Company a paper copy of any documents that were delivered electronically at no cost to them by contacting the Company by telephone or in writing.

8 The Participant may revoke their consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if the Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that they are not required to consent to electronic delivery of documents. (f) The Participant may deliver any documents related to the Plan or this Option to the Company by e-mail or any other means of electronic delivery approved by the Administrator, but they must provide the Company or any designated third party administrator with a paper copy of any documents if their attempted electronic delivery of such documents fails. (g) The Participant accepts that all good faith decisions or interpretations of the Administrator regarding the Plan and Awards under the Plan are binding, conclusive, and final. No member of the Administrator will be personally liable for any such decisions or interpretations. (h) The Participant agrees that the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended, or terminated by the Company at any time, to the extent permitted by the Plan. (i) The Participant agrees that the grant of this Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past. (j) The Participant agrees that any decisions regarding future Awards will be in the Company’s sole discretion. (k) The Participant agrees that they are voluntarily participating in the Plan. (l) The Participant agrees that this Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation. (m) The Participant agrees that this Option, any Shares acquired under the Plan, and their income and value are not part of normal or expected compensation for any purpose, including for calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits, or similar payments. (n) The Participant agrees that the future value of the Shares underlying this Option is unknown, indeterminable, and cannot be predicted with certainty. (o) The Participant understands that if the underlying Shares do not increase in value, this Option will have no intrinsic monetary value. (p) The Participant understands that if this Option is exercised, the value of each Share received on exercise may increase or decrease in value, even below the Exercise Price. (q) The Participant agrees that no member of the Company Group is liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar

9 that may affect the value of this Option or of any amounts due to them from the exercise of this Option or the subsequent sale of any Shares acquired upon exercise. (r) Unless otherwise provided in the Plan or by the Administrator in its discretion, this Option and the benefits evidenced in this Agreement do not create any entitlement to have this Option or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares. (s) The Participant agrees that they have no claim or entitlement to compensation or damages from any forfeiture of this Option resulting from the termination of their status as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where they are a Service Provider or the terms of their service agreement, if any). 11. Data Privacy. (a) The Participant voluntarily consents to the collection, use and transfer, in electronic or other form, of their personal data as described in this Agreement and any other Award materials (“Data”) by and among, as applicable, the Employer(s), the Company and any member of the Company Group for the exclusive purpose of implementing, administering, and managing their participation in the Plan. (b) The Participant understands that the Company and the Employer(s) may hold certain personal information about them, including, but not limited to, their name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in their favor, for the exclusive purpose of implementing, administering, and managing the Plan. (c) The Participant understands that Data will be transferred to one or more a stock plan service provider(s) selected by the Company, which may assist the Company with the implementation, administration, and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than their country. The Participant understands that if they reside outside the United States, they may request a list with the names and addresses of any potential recipients of the Data by contacting their local human resources representative. The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing their participation in the Plan. (d) The Participant understands that Data will be held only as long as is necessary to implement, administer and manage their participation in the Plan. The Participant understands that if they reside in certain jurisdictions outside the United States, to the extent required by Applicable Laws, they may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting this Option, in any case without cost, by contacting in writing their local human resources representative. Further, the Participant understands that they are providing these consents on a purely

10 voluntary basis. If the Participant does not consent or if they later seek to revoke their consent, their engagement as a Service Provider with the Employer(s) will not be adversely affected; the only consequence of refusing or withdrawing their consent is that the Company will not be able to grant them awards under the Plan or administer or maintain awards. Therefore, the Participant understands that refusing or withdrawing their consent may affect their ability to participate in the Plan (including the right to retain this Option). The Participant understands that they may contact their local human resources representative for more information on the consequences of their refusal to consent or withdrawal of consent. 12. Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that they may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and the Participant’s country of residence, which may affect the Participant’s ability to acquire or sell Shares or rights to Shares (e.g., this Option) under the Plan during such time as the Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before the Participant possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant should keep in mind third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult with their personal legal advisor on this matter. 13. Foreign Asset/Account Reporting Requirements. Depending on the Participant’s country, the Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the vesting or exercise of this Option, the acquisition, holding and/or transfer of Shares or cash resulting from participation in the Plan and/or the opening and maintaining of a brokerage or bank account in connection with the Plan. The Participant may be required to report such assets, accounts, account balances and values, and/or related transactions to the applicable authorities in their country. The Participant may also be required to repatriate sale proceeds or other funds received as a result of their participation in the Plan to their country through a designated bank or broker and/or within a certain time after receipt. The Participant acknowledges that they are responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting and other requirements. The Participant further understands that they should consult the Participant's personal tax and legal advisors, as applicable on these matters. 14. Miscellaneous (a) Address for Notices. Any notice to be given to the Company under the terms of this Agreement must be addressed to the Company at Sonder Holdings Inc., 500 E 84th Ave., Suite A-10, Thornton, CO, 80229, USA until the Company designates another address in writing. (b) Non-Transferability of Option. This Option may not be transferred other than by will or the applicable laws of descent or distribution and may be exercised during the lifetime of the Participant only by them or their representative following a Disability.

11 (c) Binding Agreement. If this Option is transferred, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors, and assigns of the parties to this Agreement. (d) Additional Conditions to Issuance of Stock. If at any time the Company determines, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any U.S. or non-U.S. federal, state or local law the tax Code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. (e) Captions. Captions provided in this Agreement are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. (f) Agreement Severable. If any provision of this Agreement is held invalid or unenforceable, that provision will be severed from the remaining provisions of this Agreement and the invalidity or unenforceability will have no effect on the remainder of the Agreement. (g) Non-U.S. Appendix. This Option is subject to any special terms and conditions set forth in any Appendix. If the Participant relocates to a country included in the Appendix, the special terms and conditions for that country will apply to them to the extent the Company determines that applying such terms and conditions is necessary or advisable for legal or administrative reasons. (h) Imposition of Other Requirements. The Company reserves the right to impose other requirements on this Option and the Shares subject to this Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. (i) Choice of Law; Choice of Forum. The Plan, this Agreement, this Option, and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under the Plan, the Participant's acceptance of this Option is their consent to the jurisdiction of the State of Delaware and their agreement that any such litigation will be conducted in the Delaware Court of Chancery or the federal courts for the United States for the District of Delaware and no other courts, regardless of where they are performing services. (a) Modifications to the Agreement. The Plan and this Agreement constitute the entire understanding of the parties on the subjects covered. The Participant expressly warrants that they are not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. The Company reserves the right to revise the Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the

12 Participant, to comply with Code Section 409A, to otherwise avoid imposition of any additional tax or income recognition under Code Section 409A in connection with this Option, or to comply with other Applicable Laws. (b) Waiver. The Participant acknowledges that a waiver by the Company of a breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of this Agreement by them. (c) Language. If the Participant has received this Agreement, or any other document related to this Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

EXHIBIT B APPENDIX TO STOCK OPTION AGREEMENT Terms and Conditions This Appendix to Stock Option Agreement (the “Appendix”) includes additional terms and conditions that govern this Option granted to the Participant under the Plan if they reside in one of the countries listed below on the Grant Date or they move to one of the listed countries. Unless otherwise defined herein, capitalized terms sued but not defined herein shall have the same meanings as set forth in the Plan and this Agreement. If the Participant is a citizen or resident of a country (or if the Participant is considered as such for local law purposes) other than the one in which the Participant is currently residing and/or working, or if the Participant transfers to another country after being granted the Option, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to the Participant. Notifications This Appendix may also include information regarding exchange controls and certain other issues of which the Participant should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other Applicable Laws in effect in the respective countries as of [DATE]. Such Applicable Laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information in this Appendix as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Participant sells Shares acquired under the Plan. In addition, the information contained in this Appendix is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure them of a particular result. The Participant is advised to seek appropriate professional advice as to how the Applicable Laws in their country may apply to their situation. Finally, if the Participant is a citizen or resident of a country other than the one in which they are currently working, transfers employment after this Option is granted, or is considered a resident of another country for local law purposes, the information in this Appendix may not apply to them, and the Administrator will determine to what extent the terms and conditions in this Appendix apply. Countries [To Come]

2 EXHIBIT C SONDER HOLDINGS INC. 2023 INDUCEMENT EQUITY INCENTIVE PLAN EXERCISE NOTICE Sonder Holdings Inc. 500 E 84th Ave., Suite A-10 Thornton, CO, 80229 Attention: Stock Administration Purchaser Name: Grant Date of Stock Option (the “Option”): Grant Number: Exercise Date: Number of Shares Exercised: Per Share Exercise Price: Total Exercise Price: Exercise Price Payment Method: Tax Withholdings Payment Method: The information in the table above is incorporated in this Exercise Notice. 1. Exercise of Option. Effective as of the Exercise Date, I elect to purchase the Number of Shares Exercised (“Exercised Shares”) under the Stock Option Agreement for this Option (the “Agreement”) for the Total Exercise Price. Capitalized terms used but not defined in this Exercise Notice have the meanings given to them in the 2023 Inducement Equity Incentive Plan (the “Plan”) and/or the Agreement. 2. Delivery of Payment. With this Exercise Notice, I am delivering the Total Exercise Price and any required Tax Withholdings to be paid in connection with the purchase of the Exercised Shares. I am paying my total purchase price by the Exercise Price Payment Method and the Tax Withholdings by the Tax Withholdings Payment Method. 3. Representations of Purchaser. I acknowledge that: (a) I have received, read, and understood the Plan and the Agreement and agree to be bound by their terms and conditions. (b) The exercise will not be completed until this Exercise Notice, Total Exercise Price, and all Tax-Related Payments are received by the Company.

3 (c) I have no rights as a stockholder of the Company (including the right to vote and receive dividends and distributions) on the Exercised Shares until the Exercised Shares have been issued and recorded on the records of the Company or its transfer agents or registrars. (d) No adjustment will be made for a dividend or other right for which the record date is before the date of issuance, except for adjustments under Section 13 of the Plan. (e) There may be adverse tax consequences to exercising this Option, and I am not relying on the Company for tax advice and have had an opportunity to obtain the advice of personal tax, legal, and financial advisors prior to exercising. (f) The modification and choice of law provisions of the Agreement also govern this Exercise Notice. 4. Entire Agreement; Choice of Law; Choice of Forum. The Plan and the Agreement are incorporated by reference. This Exercise Notice, the Plan, and the Agreement are the entire agreement of the parties with respect to this Options and this exercise and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to their subject matter. The Plan, the Agreement, and this Exercise Notice, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under the Plan (including without limitation under this Exercise Notice), the Participant consents to the jurisdiction of the State of Delaware and any such litigation being conducted in the Delaware Court of Chancery or the federal courts for the United States for the District of Delaware and no other courts, regardless of where they are performing services. Submitted by: PURCHASER Signature Address: